UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2026

VENHUB GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-43082	92-2083580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5360 Procyon Street, Las Vegas, NV 89118

(Address of principal executive offices)

Registrant’s telephone number, including area code (888) 585-4999

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VHUB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

VenHub Global, Inc. is referred to herein as the “Company,” “we,” “our,” or “us.”

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 29, 2026, pursuant to the Definitive Information Statement on Schedule 14(c) as filed with the Securities Exchange Commission (“SEC”) on July 7, 2026, the Company filed with the Secretary of State for Nevada a Certificate of Amendment to the Articles of Incorporation of the Company wherein the authorized number of common stock of the Company was increased to 300,000,000 shares, having a par value of $0.001 per share.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
3.1	Certificate of Amendment for VenHub Global, Inc. as filed on July 28, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VenHub Global, Inc.
(Registrant)
Date: July 29, 2026
	By:	/s/ Shahan Ohanessian
	Name:	Shahan Ohanessian
	Title:	Chief Executive Officer

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